SCHEDULE 14A
                           (RULE 14A-101)

             INFORMATION REQUIRED IN PROXY STATEMENT

                      SCHEDULE 14A INFORMATION
    PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                       EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement       [ ]  Confidential, for Use
of the
                                         Commission Only (as
permitted
                                         By Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 CI4NET.COM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules
14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                   CI4NET.COM, INC.



December 17, 1999

Dear Share Owner,

     You are requested to attend a Special Meeting of Share Owners of CI4Net.com, Inc., which will be held at 1 Rockefeller Plaza, Suite 1600, New York, New York, on January 5, 2000 at 10:00 a.m. The enclosed meeting notice and proxy statement contain details concerning the business to be discussed at the meeting.

     Please sign, date and return your proxy card in the enclosed envelope at your earliest convenience to assure that your shares will be represented and voted at the meeting, even if you cannot attend.


                                           /s/ Lee Cole

                           CI4NET.COM, INC.

              NOTICE OF SPECIAL MEETING OF SHARE OWNERS

TIME:           10:00 a.m. (local time), January 5, 2000
PLACE:          1 Rockefeller Plaza - Suite 1600
                New York, New York 10020
AGENDA:         Consider and act upon the following:

       1. The amendment to the Company's certificate of incorporation authorizing the Board to issue a blank check sum of shares of preferred stock, par value $.001 per share, for the Company.


RECORD DATE:     Holders of common stock of the Company at the
close of business on December 17, 1999 are entitled to vote.

     More information about the above can be found in the attached proxy statement. A list of share owners as of the record date is available for inspection during normal business hours from December 17, 1999 through January 5, 2000 at the company's offices.

                              By Order of the Board of Directors

                              Lee Cole
                              Secretary
New York, New York
December 17, 1999

                        CI4NET.COM, INC.
                1 Rockefeller Plaza - Suite 1600
                    New York, New York 10020


December 17, 1999

                         PROXY STATEMENT
                FOR SPECIAL MEETING OF SHARE OWNERS
                    TO BE HELD JANUARY 5, 2000

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ci4net.com, Inc., Inc. (the "Company") to be voted at the Special Meeting of Share Owners of the Company and at any adjournments thereof. The Special Meeting will be held at 1 Rockefeller Plaza, Suite 1600, New York, New York on January 5, 2000 at 10:00 a.m., local time.

     The mailing address of the principal executive offices of the Company is 1 Rockefeller Plaza, Suite 1600, New York, New York 10020. The approximate date on which this proxy statement and form of proxy are first being sent or given to share owners is December 17, 1999.

                            VOTING

     Only owners of record of shares of common stock of the Company ("Company Stock") at the close of business on December 17, 1999, are entitled to notice of and to vote at the Special Meeting or any adjournments thereof. Each share owner of record on the record date is entitled to one vote for each share of Company Stock so owned. On December 17, 1999, there were 22,222,113 shares of Company Stock issued and outstanding. Under the Company's bylaws, the holders of a majority of the issued and outstanding shares of Company Stock, present in person or represented by proxy at the Special Meeting, will constitute a quorum for the transaction of business. Share owners may vote in favor of all nominees for election as directors, withhold their votes as to all nominees or withhold their votes as to specific nominees. With respect to all other proposals, share owners may vote in favor of or against each proposal or may abstain from voting. Share owners should specify their choices on the enclosed form of proxy card.

              Recommendations of the Board of Directors

     If no specific instructions are given with respect to the matters to be acted upon, the shares represented by a properly signed proxy card will be voted in accordance with the recommendations of the Board of Directors, which are as follows:

          FOR the election of the amendment of the company's certificate of incorporation authorizing the Board to issue a blank check sum of shares of preferred stock, par value $.001 per share, for the Company.

     If any other matters properly come before the Special
Meeting, the persons named as proxies will vote upon such matters according to their judgment as to what is in the best interest of the Company.

     With respect to all other proposals, the affirmative vote of the holders of a majority of the Company Stock present, or represented and entitled to vote, at the Special Meeting, will be required to approve such proposals. Abstentions will be counted as present and entitled to vote, and will have the effect of "No" votes. Broker nonvotes will not be included in vote totals and will have no effect on the outcome of each vote.

     All proxies delivered pursuant to this solicitation are revocable at any time prior to voting at the option of the persons executing them either by giving written notice to the Secretary of the Company, by delivering a proxy bearing a later date, or by voting in person at the Special Meeting. All properly executed proxies delivered and not revoked will be voted at the Special Meeting in accordance with the directions given.

     All expenses incurred in connection with the solicitation of proxies will be borne by the Company. Such costs include charges by brokers, banks, fiduciaries and custodians for forwarding proxy materials to beneficial owners of Company Stock held in their names. Solicitation may be undertaken by mail, telephone and personal contact by directors, officers and employees of the Company without additional compensation.

----------------

*"Broker nonvotes" are limited proxies submitted by brokers who do not have the required voting authority from the beneficial owners.

PRINCIPAL SHARE OWNERS

     Set forth in the table below is information as of December
17, 1999 (except as otherwise noted) with respect to persons known to the Company to be the beneficial owners of more than five percent of the Company Stock:

                                               NUMBER OF SHARES      PERCENT
NAME AND ADDRESS                              BENEFICIALLY OWNED     OF CLASS
-----------------                             ------------------     --------
Kevin R. Leech.................................. 19,100,000           85.95%
Old Chapel
Facsacre Coeur Rouge Bouillon
St. Helier, Jersey
Channel Islands



            APPROVAL OF THE AMENDMENT OF THE COMPANY'S
                 CERTIFICATE OF INCORPORATION
                        (PROPOSAL NO. 1)

     The Company on December 2, 1999 agreed to acquire all the outstanding shares of common stock of CI4Net.com Inc., a Delaware company operating as an Internet holding company. Additionally, the Company has effectuated a 15 for 1 reverse split of its outstanding shares of common stock which has effectively left 555,446 shares of common stock outstanding. Subsequent to the acquisition, and pursuant to the terms of the Acquisition Agreement, the Company issued 20,500,000 shares of common stock to the shareholders of Ci4net.com Inc., as consideration of their sale of the shares of the shares acquired by the Company. Control of the Company now vests in the hands of the shareholders of Ci4net.com Inc.

     Ci4net.com is an Internet holding company actively engaged in European business-to-business, known as B2B, e-commerce, Business-to-Consumer, known as B2C, e-commerce, and the building of an e-commerce technological global infrastructure to serve global e-commerce through a network of affiliate companies. Its goal is to become the leading global e-commerce company by establishing an e-commerce presence in major segments of the global economy. Ci4net believes that its focus on the e-commerce industry enables it to capitalize rapidly on new opportunities to attract and develop leading e-commerce companies. Ci4net's primary focus is on Europe, however it maintains affiliate operations in Australia and the United States. Ci4net are developing businesses with first to market concepts (or first to market geographically). Ci4net will also take the successful business models that have had accelerated growth in the United States and apply them to the European marketplace through strategic relationships and joint ventures, as well as taking the internal business models that it develops to other marketplaces.

     The Board of Directors of the Company are seeking to raise funding of $50,000,0000 for the Company through a private placement of shares of the Company's stock. As part of that private placement, the Company has proposed issuing preferred shares towards subscribers to the private placement. The Company believes that the raising of this funding will be vital to the Company's development, growth and potential success and its pursuit of Ci4net's business models. As a result, the Company is seeking to amend its Certificate of Incorporation to permit the authorization of a sum of preferred shares to be issued to the subscribers of the private placement memorandum. Additionally, in order to minimize future costs for the Company, and to reduce the need to hold additional shareholder meetings for further amendment of the certificate of incorporation, it is proposed that the shareholders vote for a blank check amendment to the Certificate of Incorporation in order to permit the board of directors to increase the number of preferred shares authorized by the company's certificate of incorporation in the future.

     At this time, the Board of Directors intend to amend the certificate of incorporation for the authorization of Twenty
Million (20,000,000) shares of preferred stock at a par value of $.001 per share.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR
THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION AUTHORIZING A
BLANK CHECK SUM OF PREFERRED SHARES TO BE PRESCRIBED BY THE
BOARD (EFFECTIVE JANUARY 5, 2000).

                         OTHER MATTERS

     Management does not know of any matters other than those referred to in the accompanying notice of the Special Meeting of Share Owners that may properly come before the meeting or any adjournments thereof. As to any other matters that may properly come before the meeting, it is intended that all properly executed proxies delivered pursuant to this solicitation will be voted on any such matters in accordance with the discretion of the persons named on the enclosed proxy.

                                          LEE COLE
                                          Secretary
New York, New York
December 17, 1999

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